Exhibit 10.14

[INTERNATIONAL ISOTOPES LETTERHEAD]

December 21, 2007

Firebird Global Master Fund II, Ltd.

c/o FG2 Advisors, LLC

152 West 57th Street, 24th Floor

New York, New York 10019

Re:

Exercise of Class D Warrant and Waiver of Certain Rights Therein

Ladies and gentlemen:

This letter is being sent to you in your capacity as holders (each a "Holder") of the Class D Warrants (the "Class D Warrants") dated March 20, 2007 issued by International Isotopes Inc. (the "Company").  Capitalized terms used herein and not defined have the meanings assigned to them in the Class D Warrants.

The Company hereby acknowledges that each of you has agreed to exercise your respective Class D Warrant pursuant to the terms contained therein.  With respect to such exercise, the Company hereby waives the following limitations contained in Section 11(a) of each of the Class D Warrants: (1) that the number of shares of Common Stock that may be acquired upon exercise of a Holder's Class D Warrant shall be limited such that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Holder and certain other persons, does not exceed the Maximum Percentage of the Company’s issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (the "Beneficial Ownership Limitation"); and (2) that any waiver by the Holder of the Beneficial Ownership Limitation will not be effective until the 61st day after notice is delivered to the Company (the "Notice Requirement").

Each Holder hereby agrees to exercise such Holder's Class D Warrant and waives the Beneficial Ownership Limitation and the Notice Requirement contained in Section 11(a) of the Class D Warrant.

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Please acknowledge your agreement to the foregoing by signing and returning a copy of this letter to my attention.

Sincerely,

INTERNATIONAL ISOTOPES INC.

By:__________________________________

Name:  Steve Laflin

Title:    President and Chief Executive Officer

Acknowledged and Agreed:

FIREBIRD GLOBAL MASTER FUND II, LTD.

By:
Name: Title:

Schedule to Exhibit 10.14

The agreements listed below are substantially identical to this exhibit and are not being filed separately as an exhibit pursuant to Rule 12b-31 promulgated under the Exchange Act.

(1)

Letter Agreement dated December 21, 2007 between the Company and Dr. Ralph Richart

(2)

Letter Agreement dated December 21, 2007 between the Company and PowerOne Capital Markets Limited

(3)

Letter Agreement dated December 21, 2007 between the Company and Christopher Grosso

(4)

Letter Agreement dated December 21, 2007 between the Company and Francis Stobart